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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                        October 15, 1997 (October 15, 1997)



                                ANCHOR GAMING
                           -----------------------
           (Exact name of registrant as specified in its charter)


              NEVADA               000-23124                 88-0304253
           ------------          --------------            ---------------
         (State or Other          (Commission               (IRS Employer
         Jurisdiction of          File Number)            Identification No.)
          Incorporation)


              815 PILOT ROAD, SUITE G, LAS VEGAS, NEVADA   89119
          ---------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:        (702) 896-7568
                                                         -----------------

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ITEM 5.  OTHER EVENTS

On October 15, 1997, the Registrant released the press release attached hereto as Exhibit 20.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits."


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 15, 1997



                                     ANCHOR GAMING



                                     By:  /s/ GEOFFREY A. SAGE
                                          __________________________________
                                          Geoffrey A. Sage
                                          Corporate Controller



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                                 INDEX TO EXHIBITS


                                                     SEQUENTIALLY
        DESCRIPTION OF EXHIBIT                       NUMBERED PAGE
        ----------------------                       --------------

20.1   Press Release dated October 15, 1997               --



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